Exhibit 99.1

Vivid Seats Reports First Quarter 2025 Results

CHICAGO, IL – May 6, 2025 – Vivid Seats Inc. (NASDAQ: SEAT) (“Vivid Seats” or “we”), a leading marketplace that utilizes its technology platform to connect millions of buyers with thousands of ticket sellers across hundreds of thousands of events each year, today provided financial results for the first quarter ended March 31, 2025.

“In the first quarter we continued to see robust competitive intensity and softening industry trends amidst consumer uncertainty,” said Stan Chia, Vivid Seats CEO. “Despite these headwinds, we remain confident in the resiliency of our industry and the long-term tailwinds driving North American live events. Our historical approach has been to execute with disciplined rigor and focus on the things we can control. In this shifting environment, we are focused on operational discipline to manage the business for the long term. We will continue our cost-disciplined approach while making strategic and focused investments in both marketing and technology.”

First Quarter 2025 Key Operational and Financial Metrics

•
Marketplace GOV of $820.4 million – down 20% from $1,028.5 million in Q1 2024
•
Revenues of $164.0 million – down 14% from $190.9 million in Q1 2024
•
Net loss of $9.8 million – down 191% from net income of $10.7 in Q1 2024
•
Adjusted EBITDA of $21.7 million – down 44% from $38.9 million in Q1 2024

“With elevated uncertainty across the global economy, the health of the consumer, and the performance marketing landscape, we are suspending guidance for fiscal year 2025,” said Lawrence Fey, Vivid Seats CFO. “We currently anticipate industry volumes to be flat-to-down for the year versus our prior expectation of mid-to-high single digit growth. We will face easier year-over-year comps in the second half of the year, but anticipate competitive intensity to persist and continue to pressure results.”

Key Business Metrics and Non-U.S. GAAP Financial Measure

We use the following metrics to evaluate our performance, identify trends, formulate financial projections, and make strategic decisions. We believe these metrics provide useful information to investors and others in understanding and evaluating our results of operations in the same manner as management.

The following table summarizes our key business metrics and non-U.S. GAAP financial measure for the three months ended March 31, 2025 and 2024 (in thousands):

	Three Months Ended March 31,
	2025	2024
Marketplace GOV(1)	$820,359	$1,028,477
Marketplace orders(2)	2,296	2,876
Resale orders(3)	105	99
Adjusted EBITDA(4)	$21,721	$38,920
(1)
Marketplace Gross Order Value (“Marketplace GOV”) represents the total transactional amount of Marketplace orders placed on our online platform in a period, inclusive of fees, exclusive of taxes, and net of event cancellations that occurred during the period. During the three months ended March 31, 2025 and 2024, Marketplace GOV was negatively impacted by event cancellations in the amount of $15.5 million and $18.3 million, respectively.
(2)
Marketplace orders represent the volume of Marketplace-related transactions processed through our online platform in a period, net of event cancellations that occurred during the period. During the three months ended March 31, 2025 and 2024, our Marketplace segment experienced 42,353 and 50,049 event cancellations, respectively.
(3)
Resale orders represent the volume of Resale-related transactions processed through a given platform (including our own) in a period, net of event cancellations that occurred during the period. During the three months ended March 31, 2025 and 2024, our Resale segment experienced 885 and 872 event cancellations, respectively.
(4)
Adjusted EBITDA is a financial measure not defined under accounting principles generally accepted in the United States of America (“U.S. GAAP”). We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results and serves as a useful measure for making period-to-period comparisons of our business performance. See the “Adjusted EBITDA” section below for more information, including a reconciliation of adjusted EBITDA to net income (loss), the most directly comparable U.S. GAAP financial measure.

2025 Financial Outlook

Due to the factors discussed above, Vivid Seats is suspending guidance for the year ending December 31, 2025.

Webcast Details

Vivid Seats will host a webcast at 8:30 a.m. Eastern Time today to discuss the first quarter 2025 financial results and business updates. Participants may access the live webcast and supplemental earnings presentation on the events page of the Vivid Seats Investor Relations website at https://investors.vividseats.com/events-and-presentations.

About Vivid Seats

Founded in 2001, Vivid Seats is a leading online ticket marketplace committed to becoming the ultimate partner for connecting fans to the live events, artists, and teams they love. Based on the belief that everyone should “Experience It Live,” the Chicago-based company provides exceptional value by providing one of the widest selections of events and tickets in North America and an industry leading Vivid Seats Rewards program where all fans earn on every purchase. Vivid Seats also owns Vivid Picks, a daily fantasy sports app. Through its proprietary software and unique technology, Vivid Seats drives the consumer and business ecosystem for live event ticketing and enables the power of shared experiences to unite people. Vivid Seats has been recognized by Newsweek as one of America’s Best Companies for Customer Service in ticketing. Fans who want to have the best live experiences can start by downloading the Vivid Seats mobile app, going to vividseats.com, or calling 866-848-8499.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “can,” “continue,” “could,” “design,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “plan,” “project,” “propose,” “seek,” “should,” “target,” “will,” and “would,” as well as similar expressions which predict or indicate future events and trends or which do not relate to historical matters, are intended to identify such forward-looking statements. The forward-looking statements in this press release relate to, without limitation: our future operating results and financial position; our expectations with respect to live event industry growth, concert supply, and our TAM and competitive positioning; our business strategy; and the plans and objectives of management for future operations. Forward-looking statements are not guarantees of future performance, conditions, or results, and are subject to risks, uncertainties, and assumptions that can be difficult to predict and/or are outside of our control. Therefore, actual results may differ materially from those contemplated by any forward-looking statements. Important factors that could cause or contribute to such differences include, but are not limited to: our ability to generate sufficient cash flows and/or raise additional capital when necessary or desirable; the supply and demand of live concert, sporting, and theater events; the impact of adverse economic conditions and other factors affecting discretionary consumer and corporate spending; our ability to maintain and develop our relationships with ticket buyers, sellers, and partners; our ability to compete in the ticketing industry; our ability to continue to maintain and improve our platform and to successfully develop new and improved solutions and enhancements; the impact of extraordinary events, including disease epidemics; our ability to identify suitable acquisition targets, to complete planned acquisitions, and to realize the expected benefits of completed acquisitions and other strategic investments; our ability to comply with applicable laws and regulations; the impact of unfavorable outcomes in legislation and legal proceedings; our ability to maintain the integrity of our information systems and infrastructure, and to identify, assess, and manage relevant cybersecurity risks; and other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investors

Kate Africk

Kate.Africk@vividseats.com

Media

Julia Young

Julia.Young@vividseats.com

VIVID SEATS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data) (Unaudited)

	March 31,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$199,471	$243,482
Restricted cash	1,222	1,166
Accounts receivable – net	56,862	48,315
Inventory – net	27,653	19,601
Prepaid expenses and other current assets	34,582	32,607
Total current assets	319,790	345,171
Property and equipment – net	13,815	12,567
Right-of-use assets – net	11,748	12,008
Intangible assets – net	228,057	233,116
Goodwill – net	945,301	943,119
Deferred tax assets – net	74,318	77,967
Investments	6,713	6,929
Other assets	5,796	5,219
Total assets	$1,605,538	$1,636,096
Liabilities, redeemable noncontrolling interests, and shareholders' equity
Current liabilities:
Accounts payable	$226,416	$232,984
Accrued expenses and other current liabilities	162,801	165,047
Deferred revenue	23,113	23,804
Current maturities of long-term debt	3,950	3,950
Total current liabilities	416,280	425,785
Long-term debt – net	385,788	384,960
Long-term lease liabilities	18,217	18,731
TRA liability	149,967	155,720
Other liabilities	28,945	36,865
Total liabilities	999,197	1,022,061
Commitments and contingencies
Redeemable noncontrolling interests	225,627	352,922
Shareholders' equity:
Class A common stock, $0.0001 par value; 500,000,000 shares authorized, 146,230,980 and 143,819,497 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	14	14
Class B common stock, $0.0001 par value; 250,000,000 shares authorized, 76,225,000 shares issued and outstanding at March 31, 2025 and December 31, 2024	8	8
Additional paid-in capital	1,399,423	1,267,710
Treasury stock, at cost, 13,812,263 and 11,433,749 shares at March 31, 2025 and December 31, 2024, respectively	(82,485)	(75,568)
Accumulated deficit	(936,113)	(930,171)
Accumulated other comprehensive loss	(133)	(880)
Total shareholders' equity	380,714	261,113
Total liabilities, redeemable noncontrolling interests, and shareholders' equity	$1,605,538	$1,636,096

VIVID SEATS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands) (Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenues	$164,023	$190,852
Costs and expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)	44,525	49,583
Marketing and selling	64,112	67,745
General and administrative	48,082	42,366
Depreciation and amortization	11,625	10,483
Total costs and expenses	168,344	170,177
Income (loss) from operations	(4,321)	20,675
Interest expense – net	5,665	5,082
Other expense (income) – net	(4,154)	2,582
Loss on extinguishment of debt	801	—
Income (loss) before income taxes	(6,633)	13,011
Income tax expense	3,155	2,269
Net income (loss)	(9,788)	10,742
Net income (loss) attributable to redeemable noncontrolling interests	(3,846)	4,665
Net income (loss) attributable to Class A common stockholders	$(5,942)	$6,077

VIVID SEATS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands) (Unaudited)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities
Net income (loss)	$(9,788)	$10,742
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	11,625	10,483
Amortization of leases	324	412
Amortization of deferred financing costs	241	236
Equity-based compensation	10,751	8,488
Change in fair value of warrants	(3,115)	(460)
Loss on asset disposals	47	102
Change in fair value of derivative asset	350	37
Deferred income tax expense (benefit)	(1,464)	862
Non-cash interest expense (income) – net	173	(142)
Unrealized foreign currency loss (gain)	(2,041)	3,005
Loss on extinguishment of debt	801	—
Changes in operating assets and liabilities:
Accounts receivable – net	(8,367)	(11,448)
Inventory – net	(8,049)	(8,491)
Prepaid expenses and other current assets	(1,964)	(2,778)
Accounts payable	(6,943)	50,493
Accrued expenses and other current liabilities	(6,748)	(20,379)
Deferred revenue	(691)	(1,691)
Long-term lease liabilities	(560)	—
Other assets and liabilities – net	130	(306)
Net cash provided by (used in) operating activities	(25,288)	39,165
Cash flows from investing activities
Purchases of property and equipment	(1,836)	(92)
Purchases of personal seat licenses	(563)	(564)
Investments in developed technology	(4,526)	(4,631)
Purchases of seat images	(146)	—
Payments of Acquired Domain Name Obligation	(500)	—
Net cash used in investing activities	(7,571)	(5,287)
Cash flows from financing activities
Payments of 2022 First Lien Loan	—	(688)
Payments of Shoko Chukin Bank Loan	—	(281)
Repurchases of Class A common stock	(5,992)	(3,105)
Payments of taxes related to net settlement of equity incentive awards	(1,411)	(462)
Payments of liabilities under TRA	(4,005)	(77)
Payments of 2024 First Lien Loan	(76,986)	—
Proceeds from 2025 First Lien Loan	76,986	—
Payments of deferred financing costs and other debt-related expenses	(162)	—
Net cash used in financing activities	(11,570)	(4,613)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	474	(820)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(43,955)	28,445
Cash, cash equivalents, and restricted cash – beginning of period	244,648	132,434
Cash, cash equivalents, and restricted cash – end of period	$200,693	$160,879
Supplemental disclosures of cash flow information
Cash paid for interest	$7,749	$6,074
Cash paid for income taxes	$1,286	$623

Adjusted EBITDA

We present adjusted EBITDA, which is a non-U.S. GAAP financial measure, because it is a key measure used by analysts, investors, and others to evaluate companies in our industry. Adjusted EBITDA is also used by management to make operating decisions, including those related to analyzing operating expenses, evaluating performance, and performing strategic planning and annual budgeting.

We believe adjusted EBITDA is a useful measure for understanding, evaluating, and highlighting trends in our operating results and for making period-to-period comparisons of our business performance because it excludes the impact of items that are outside of our control and/or not reflective of ongoing performance related directly to the operation of our business.

Adjusted EBITDA is not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. Adjusted EBITDA does not reflect all amounts associated with our operating results as determined in accordance with U.S. GAAP and may exclude certain recurring costs, such as: income tax expense; interest expense – net; depreciation and amortization; sales tax liability; transaction costs; equity-based compensation; litigation, settlements, and related costs; change in fair value of warrants; loss on asset disposals; change in fair value of derivative asset; unrealized foreign currency losses (gains); and loss on extinguishment of debt. In addition, other companies may calculate adjusted EBITDA differently than we do, thereby limiting its usefulness as a comparative tool. We compensate for these limitations by providing specific information regarding the U.S. GAAP amounts that are excluded from our presentation of adjusted EBITDA.

The following table presents a reconciliation of adjusted EBITDA to net income (loss), the most directly comparable U.S. GAAP financial measure, for the three months ended March 31, 2025 and 2024 (in thousands):

	Three Months Ended March 31,
	2025	2024
Net income (loss)	$(9,788)	$10,742
Adjustments to reconcile net income (loss) to adjusted EBITDA:
Income tax expense	3,155	2,269
Interest expense – net	5,665	5,082
Depreciation and amortization	11,625	10,483
Sales tax liability(1)	(1,791)	(2,732)
Transaction costs(2)	5,709	1,901
Equity-based compensation(3)	10,751	8,488
Litigation, settlements, and related costs(4)	353	3
Change in fair value of warrants(5)	(3,115)	(460)
Loss on asset disposals(6)	47	102
Change in fair value of derivative asset(7)	350	37
Unrealized foreign currency losses (gains)(8)	(2,041)	3,005
Loss on extinguishment of debt(9)	801	—
Adjusted EBITDA	$21,721	$38,920
(1)
During the three months ended March 31, 2025 and 2024, we received abatements and recognized other liability reductions related to our obligation to remit uncollected indirect taxes (including sales taxes) in certain U.S. and foreign jurisdictions.
(2)
Consists of: (i) legal, accounting, tax, and other professional fees; (ii) personnel costs related to retention bonuses; (iii) integration costs; and (iv) other transaction-related expenses, none of which are considered indicative of our core operating performance. Costs in the three months ended March 31, 2025 primarily related to potential strategic transactions that were explored during the period, the refinancing of our first lien loan, repurchases of our Class A common stock, and various strategic investments. Costs in three months ended March 31, 2024 primarily related to acquisitions and various strategic investments.
(3)
Costs in the three months ended March 31, 2025 primarily related to equity granted pursuant to our 2021 Incentive Award Plan, as amended (the “2021 Plan”), which is not considered indicative of our core operating performance. Costs in three months ended March 31, 2024 primarily related to equity granted pursuant to the 2021 Plan and profits interests issued prior to the October 2021 transaction pursuant to which Horizon Acquisition Corporation merged with and into us (the “Merger Transaction”), neither of which are considered indicative of our core operating performance.
(4)
Relates to external legal costs, settlement costs, and insurance recoveries that are unrelated to our core business operations.
(5)
Relates to the revaluation of warrants to purchase common units of Hoya Intermediate, LLC held by Hoya Topco, LLC following the Merger Transaction that are unrelated to our core business operations.
(6)
Relates to disposals of fixed assets, which are not considered indicative of our core operating performance.

(7)
Relates to the revaluation of derivatives recorded at fair value that are unrelated to our core business operations.
(8)
Relates to unrealized foreign currency losses (gains) resulting from the remeasurement of non-operating assets and liabilities denominated in non-functional currencies on the balance sheet date, which are not considered indicative of our core operating performance.
(9)
Relates to losses incurred during the three months ended March 31, 2025 in connection with the extinguishment of our former first lien term loan that are unrelated to our core business operations.